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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        For the month of September, 1995

                                  ISRAMCO, INC.
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               (Exact name of registrant as specified in charter)

                                    Delaware
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                            (State of Incorporation)

              800 Fifth Avenue, New York, New York 10021 Suite 21-D
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                    (Address of principal executive offices)

                                  212-888-0200
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                               (Telephone number)

                   0-12500                              13-3145265
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             Commission File No.                    IRS Employer ID No.


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Item 5.    Other Material Events.

           William W. Houck has resigned as President and a director of Isramco, Inc. effective September 26, 1995. A copy of his resignation letter to the Company is attached hereto and made a part hereof as Exhibit A.

           Dr. Joseph Elmaleh, the Chairman of the Board and Chief Executive Officer has been elected President of the Company effective as of September 26, 1995.

Item 7.    Exhibits.

           Exhibit A - Resignation Letter of William W. Houck.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         Isramco, Inc.
                                                         (registrant)

   September 27, 1995                          By:  /s/  JOSEPH ELMALEH
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       (date)                                            Joseph Elmaleh
                                                         Chairman of the Board
                                                         Chief Executive Officer
                                                         Chief Financial Officer


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                                EXHIBIT INDEX

           Exhibit A - Resignation Letter of William W. Houck.